Exhibit 10.20

AMENDMENT NO. 1

TO

STOCK PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (this “Amendment”), dated as of March 28, 2014, is made by and among Minerva Neurosciences, Inc., a Delaware corporation, as successor in interest to Cyrenaic Pharmaceuticals, Inc. (the “Company”), and the undersigned stockholders of the Company (the “Purchasers”).

WHEREAS, the Company and the Purchasers are parties to that certain Stock Purchase Agreement, dated as of August 29, 2007 (the “Agreement”); and

WHEREAS, the Company and the Purchasers, in accordance with Section 7.8 of the Agreement, desire to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound, hereby agree as follows:

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Agreement.

1.             The parties hereto acknowledge and agree that Section 2.1 of the Agreement shall be amended to reflect that the Purchasers’ right to purchase any additional Shares under the Agreement is hereby terminated.

2.             This Amendment shall be effective as of the date hereof; provided, however, in the event the registration statement filed with the Securities Exchange Commission with respect to the Company’s initial public offering of common stock, par value $0.0001, has not become effective as of December 31, 2014, Section 1 of this Amendment shall be deemed null and void, and the Agreement in its entirety shall remain unchanged and continue in full force and effect.

3.             Except as amended by this Amendment, the Agreement shall remain unchanged and continue in full force and effect.

3.             This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

4.             Any number of counterparts (including facsimile or electronic copies) of this Amendment may be signed and delivered, each of which shall be considered an original and which together shall constitute one and the same.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY:

MINERVA NEUROSCIENCES, INC.

By:	/s/ Rogerio Vivaldi Coelho
Name:	Rogerio Vivaldi Coelho, MD, MBA
Title:	Co-Founder, President & CEO

Signature Page to Amendment No. 1 to Stock Purchase Agreement

Minerva Neurosciences, Inc.

PURCHASERS:

CARE CAPITAL INVESTMENTS III, LP

By: Care Capital III LLC, its General Partner

By:	/s/ Robert Seltzer
Name:	Robert Seltzer
Title:	Authorized Signatory

CARE CAPITAL OFFSHORE INVESTMENTS III, LP

By: Care Capital III LLC, its General Partner

By:	/s/ Robert Seltzer
Name:	Robert Seltzer
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Stock Purchase Agreement

Minerva Neurosciences, Inc.

INDEX VENTURES III (JERSEY) L.P.

By: Index Venture Associates III Limited, its Managing General Partner

By:	/s/ N.T. Greenwood
Name:	N.T. Greenwood
Title:	Director

INDEX VENTURES III (DELAWARE) L.P.

By: Index Venture Associates III Limited, its Managing General Partner

By:	/s/ N.T. Greenwood
Name:	N.T. Greenwood
Title:	Director

INDEX VENTURES III PARALLEL ENTREPRENEUR FUND (JERSEY) L.P.

By: Index Venture Associates III Limited, its Managing General Partner

By:	/s/ N.T. Greenwood
Name:	N.T. Greenwood
Title:	Director

Signature Page to Amendment No. 1 to Stock Purchase Agreement

Minerva Neurosciences, Inc.

YUCCA (JERSEY) SLP

By: Ogier Employee Benefit Services Limited, as Authorized Signatory in its Capacity as Administrator of The Index Co-Investment Scheme

By:	/s/ Giles Johnstone-Scott /s/ Charles Le Cornu
Name:	Giles Johnstone-Scott and Charles Le Cornu
Title:	Authorized Signatories

Signature Page to Amendment No. 1 to Stock Purchase Agreement

Minerva Neurosciences, Inc.